Investments in Unconsolidated Joint Ventures	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Joint Ventures [Abstract]
Investments in Unconsolidated Joint Ventures
7. Investments in Unconsolidated Joint Ventures
     During the six months ended June 30, 2010, we entered into a joint venture investment with Forest City Enterprises (NYSE:FCE.A and FCE.B). We acquired a 49% interest in a seven-building life science campus located in University Park in Cambridge, MA, which is immediately adjacent to the campus of the Massachusetts Institute of Technology. Six buildings closed on February 22, 2010 and the seventh closed on June 30, 2010. The portfolio is 100% leased.
     In connection with these transactions, we invested $174,692,000 of cash which is recorded as an equity investment on the balance sheet. Our share of the non-recourse secured debt assumed by the joint venture was approximately $156,729,000 with weighted-average interest rates of 7.1%. The results of operations for these properties have been included in our consolidated results of operations from the date of acquisition by the joint venture and are reflected in our income statement as income from unconsolidated joint ventures. The aggregate remaining unamortized basis difference of our investment in this joint venture of $15,141,000 at December 31, 2010 is primarily attributable to real estate and related intangible assets and will be amortized over the life of the related properties and included in the reported amount of income from unconsolidated joint ventures.
     In addition, on December 31, 2010, we entered into a strategic joint venture relationship with a national medical office building company. See Note 3 for additional information.